UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2010 (June 23, 2010)

ALLIANCE LAUNDRY SYSTEMS LLC

ALLIANCE LAUNDRY CORPORATION

ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-56857	39-1927923
DELAWARE	333-56857-01	39-1928505
DELAWARE	333-56857-02	52-2055893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shepard Street, P.O. Box 990

RIPON, WISCONSIN 54971-0990

(Address of Principal executive offices, including Zip Code)

(920) 748-3121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c)

Item 1.01	Entry Into a Material Definitive Agreement.

On June 23, 2010, Alliance Laundry Equipment Receivables Trust 2009-A (the “Trust”), a trust formed by Alliance Laundry Equipment Receivables 2009 LLC (“ALER”), a special-purpose bankruptcy remote subsidiary of Alliance Laundry Systems LLC (“ALS”), entered into an omnibus amendment (the “Amendment”) among ALS, ALER, the Trust, the Bank of New York Mellon as indenture trustee (the “Indenture Trustee”), the Note Purchasers and Agents identified therein and Natixis Financial Products Inc. as administrative agent (the “Administrative Agent”) with respect to (i) the Pooling and Servicing Agreement, dated June 26, 2009, between ALER and the Trust, (ii) the Indenture, dated June 26, 2009, between the Trust and the Indenture Trustee (the “Indenture”) and (iii) the Note Purchase Agreement, dated June 26, 2009, among ALS, ALER, the Trust, the Note Purchasers, the Agents and the Administrative Agent, each relating to the Trust’s $330,000,000 securitization facility (the “Facility”). The Amendment is effective as of June 25, 2010.

The Amendment extends the period during which the Trust may request new borrowings under the Facility (assuming that there has not been a rapid amortization event, a servicer default, an event of default or an event that with the passage of time or the giving of notice would constitute a rapid amortization event, servicer default or event of default, and assuming that ALS has not terminated the Facility) to June 24, 2011 (the “Scheduled Termination Date”). In addition, the Amendment provides for a new event of default under the Indenture that will occur upon the earlier of (i) the Scheduled Termination Date and (ii) the six-month anniversary of a change of control over ALS (an “ALS Change of Control”) if an ALS Change of Control occurs without the prior consent of the holders of two-thirds of the notes under the Facility. The Trust will not be able to request new borrowings if an ALS Change of Control occurs without such consent.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
Exhibit 10.01	Omnibus Amendment, dated June 23, 2010 by and among ALS, ALER, the Trust, the Indenture Trustee, the Note Purchasers and Agents identified therein and the Administrative Agent.*

* Strikethrough and Bold Underlined Formatting Has Been Removed for Purposes of This Filing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2010

ALLIANCE LAUNDRY SYSTEMS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: June 23, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION
(Registrant)

/s/ Thomas L’Esperance
Date: June 23, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC
(Registrant)

/s/ Thomas L’Esperance
Date: June 23, 2010	Name:	Thomas L’Esperance
	Title:	Chief Executive Officer

/s/ Bruce P. Rounds
	Name:	Bruce P. Rounds
	Title:	Vice President Chief Financial Officer

Exhibit Index

Exhibit 10.01	Omnibus Amendment, dated June 23, 2010 by and among ALS, ALER, the Trust, the Indenture Trustee, the Note Purchasers and Agents identified therein and the Administrative Agent.*

* Strikethrough and Bold Underlined Formatting Has Been Removed for Purposes of This Filing